UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 4, 2024, Norfolk Southern Corporation (“NSC”) updated its website www.VoteNorfolkSouthern.com, which contains information relating to NSC’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

IMPLEMENTING NEW INITIATIVES TO DRIVE FURTHER PRODUCTIVITY AND ACCOUNTABILITY HOW NORFOLK SOUTHERN IS ACCELERATING OPERATIONAL PERFORMANCE TO CLOSE THE MARGIN GAP WITH PEERS INITIATIVE RESULTS BENEFITS IMMEDIATE REPORTING Intermodal and Automotive Í° Empowers Orr to implement his CHANGES IN OPERATIONS Operations, previously under the scheduled railroading plans company’s Marketing division, now reports to COO John Orr Í° Improves alignment and coordination across the business Í° Provides greater opportunity for productivity Í° Instills additional operational rigor SETTING CLEAR NEAR-TERM In the weeks since his appointment, Í° Increases ability to assess OPERATIONAL PRIORITIES Orr has implemented initiatives to network-wide utilization drive enhanced safety, productivity and service via: Í° Expected to unlock ~33% improvement in dwell time • Executing a “Safety Blitz” over the next 60 days at High Performance Terminals • Assembling a task force and war room in the Network Operations Í° Increases the speed of the Center Merchandise network • Developing a network Í° Opens the door for broader heat map to better identify network fluidity and efficiency blockages • Classifying two hump yards as In the first two weeks under Orr, “High Performance Terminals” Norfolk Southern has: • Improved Terminal Dwell by 8% • Increased Merchandise Train Speed by 8% • Decreased Active Train Count by 8% EXECUTING LANE Comprehensive review and Í° Reduces network complexity RATIONALIZATION optimization of the Intermodal network has eliminated lanes that Í° Drives fluidity and productivity do not have the density to meet productivity targets Í° Frees up resources to improve service in higher priority lanes Removes 53 low-volume lanes —Unlocks growth and (15% of Intermodal lanes) accelerates profitability IMPLEMENTING INTERMODAL New driver appointment system Í° Shortens driver dwell RESERVATION SYSTEM has been deployed at two major international terminals; also launched Í° Increases fluidity new stack optimization technology to manage containers Í° Enables crews to handle additional volumes Í° Reduces ground traffic PROTECT THE VALUE OF YOUR INVESTMENT. VOTE THE WHITE PROXY CARD TODAY! 823699 LEARN -001 MORE04Apr24 AT VOTENORFOLKSOUTHERN 15:17 Page 3 .COM

OUR STRATEGY IS TAKING HOLD Building on the actions we have taken to strengthen our business and protect our franchise, Norfolk Southern is delivering on our commitments: TOP..TIER EARNINGS AND IIIDUSTRY-Competitive DISCIPUNED Capital REVENUE CROWTH MARGINS ALLOCATION Through the successful execution of our balanced strategy, we are on a clear and achievable path to close the margin gap with our peers: (click to expand READ MORE ABOUT OUR IIAI.AIICED STRATEGY

RECENT STEPHENS SURVEY OF RAIL SHIPPERS SHOWS CUSTOMERS ARE SUPPORTIVE OF NORFOLK SOUTHERN AND CONCERNED WITH ANCORA’S PLAN Do You Support NSC’s Strategic Plan or the Activist’s Strategic Plan? COMMENTS FROM SURVEYED RAIL SHIPPERS “NS has been doing a really nice job of balancing cost and service. If the activist moves forward, be bad for everyone except for a few profiteers.” 14% “We have seen solid improvement with NS service over t he past two 0% 0% years, for both carload and intermodal. After reviewing the plan by NSC’S PLAN ACTIVIST’S PLAN INDIFFERENT the activist, I am convinced it is a short-term attempt to squeeze cash out of the NS network.” How Do You Think the Activist’s Strategic Plan Could Impact NSC’s “Short term cost cutting by the activists will result in a lower level of Rail Service in the Next Year? service.” RAIL SHIPPER SURVEY 011 THE CAIIIPA/G/1 JUSTIN LONC. ANALYST, WOUE SUVICIE NO If The Activist’s Strategic Plan Is Implement ed, How Would This Impact Your Volumes With NSC? 0% MORE VOLUME LESS VOLUME NO CHANGE WITHN$ WITH NS PRESS RELEASES ANIL4,202A DOWIILOAO POF Norfolk Southern announces new to drive further productivity and accountability INFOGRAPHICS APRIL4, 2024 DOWNLOAD PDF Accountability

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Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above.

Cautionary Statement on Forward-Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to execute on our strategic plan and our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.